TIME WARNER TELECOM
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                                  Merrill Lynch
                    Global Communications Investor Conference


                                 March 14, 2001

Forward Looking Statement
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"Statements made during today's presentation may include certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are naturally subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein due to changes in economic, business, competitive and/or regulatory factors. More detailed information about those factors is set forth in our most recent quarterly report and other filings with the Securities and Exchange Commission.

Time Warner Telecom Inc. is under no obligation, and expressly disclaims any obligation, to update or alter its forward-looking statements whether as a result of new information, future events or otherwise."









TIME WARNER TELECOM                                                       Page 1

                              TIME WARNER TELECOM
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                                Company Overview

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                                 Larissa Herda

                               President and CEO









TIME WARNER TELECOM                                                       Page 2

Investor Highlights
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o      One of the few providers of metropolitan fiber capacity

o      Substantial growth opportunities (organic and via acquisition)

o      Track record of performance

o      High quality revenue stream

o      Proven model already demonstrating profitability

o      Experienced management team

o      Fully funded business plan









TIME WARNER TELECOM                                                       Page 3

TWTC National Footprint - 39 Active Markets
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+Seattle             +Spokane          ++Minneapolis       +Albany
+Portland/Vancouver  +Boise             +Milwaukee         +Rochester
   National          +Sacramento       ++Chicago           +Binghamton
   Operations        +Oakland           +Indianapolis      +New York
   Center            +Fresno           ++Denver            +Northern New Jersey
+San Francisco       +Bakersfield         National         +Columbus
+San Luis Obispo   +++Salt Lake City      Operations       +Dayton
+Santa Barbara     +++Las Vegas           Center           +Cincinnati
+Los Angeles         +Phoenix           +Albuquerque       +Greensboro
+Orange County       +Tucson            +Memphis           +Charlotte
+San Diego                              +Dallas            +Raleigh
                                        +Austin            +Fayetteville
                                        +Houston          ++Columbia
                                        +San Antonio      ++Atlanta
                                                           +Tampa
                                                           +Orlando
     +Honolulu





     Legend
     ------

    +TWTC Markets                       Combined Regional Networks

   ++Planned 2001                       National IP Network

  +++Long-Haul Interconnection Site





TIME WARNER TELECOM                                                       Page 4

Extensive Local Assets
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[Graphic Omitted]        [Graphic Omitted]
                                                                  Type II
                                                                  Customer
               Customer                                           ("off-net")
            Distribution                                    [Graphic Omitted]
                Ring


                         [Graphic Omitted]             [Graphic Omitted]
                           TWTC General
[Graphic Omitted]              Office                    SONET Network
  On-Fiber                                                 Backbone
  Network
  Customer               [Graphic Omitted]             [Graphic Omitted]
                            Class 1
                           Data Center

                                                       [Graphic Omitted]
                                                       Carrier (IXC, DSL,
                                                       POP     CLEC, Wireless






TIME WARNER TELECOM                                                       Page 5

TWTC Customer Segmentation
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  Enterprise               Carrier                  Medium
                                                    Business

  [image missing]          [image missing]          [image missing]


o  Switched Voice          o  PRI                   o  Managed Integrated Access
o  Data (Internet,         o  Data (COWAN)          o  Switched Voice
   Gig-E)                  o  Transport (>OC-3)     o  Data (Hosted Services)
o  Transport (<OC-3)                                o  Transport (<DS-3)









TIME WARNER TELECOM                                                       Page 6

Carrier Customers
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     o AT&T                             o Nextel.com

     o AT&T Wireless Service            o Qwest

     o Broadwing                        o Road Runner

     o Cable & Wireless                 o Sprint

     o Exodus                           o Sprint PCS

     o Frontier                         o UUNET

     o Global Crossing                  o Verio

     o ICI                              o Verison Wireless

     o Level 3                          o Voice Stream

     o McLeod USA                       o Winstar

                                        o XO
-

TIME WARNER TELECOM                                                       Page 7

Retail Customer
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     o Alliance Data System             o IBM

     o Allstate                         o Kaiser Permanente

     o Atlantic                         o Lilly

     o Bank of America                  o Monster.com

     o Blue Cross Blue Shield           o National Instruments

     o Department of Defense            o NationsBank

     o Duke University                  o Procter & Gamble

     o eStrong.com                      o Qualcomm

     o Ethicon Endo-Surger, Inc.        o Shell

     o Fidelity Investments             o SONY

     o Fox Sports                       o The Sutherland Group Ltd.

     o Golfsmith                        o Texaco

     o Hewlett Packard                  o The University of Texas

                                        o Xerox


TIME WARNER TELECOM                                                       Page 8

Wright Patterson Air Force Base
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    Wright Patterson
    ----------------

Work-force of 24,000
Fifth largest Ohio Employer        Local Network
Second largest Air Force           Access Tandem           Government Provider
medical center                        Office                     Network

                               OC-12  Ohio Bell
                                      Central           Central
                                      Office            Office
    TWTC
  Central       Time Warner
   Office        Telecom                                            OC-12
                  SONET
              Backbone Ring                             Central
                                                        Office
                              OC-3  Defense
                                    Finance and                         Research
                                    Accounting                          Center
Futures Services                                                 Hospital

 Federal      Federal
Contractors    Carriers





TIME WARNER TELECOM                                                       Page 9

Other Customer Applications
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o    Health Organizations - Networking of medical records

     -    Linking Hospitals and Data Centers with OC-3c Private Network

     - Linking Imaging Centers using OC-3 Transport, DS-3 Lines and Multiple T1s Lines


o    Utilities - Emergency Services Network

     -    Linking a Utility Call Center to TWTC Sonet Ring

     - Providing a Utility High speed data & switched voice and Critical need - 24x7 - with disaster routing


o Police Departments - Data network connecting precincts to each other and HQ

     -    10/100 Ethernet

     -    Automatic access to HQ database

     - Video for real time surveillance of downtown - live video arraignments









TIME WARNER TELECOM                                                      Page 10

GST Acquisition Highlights
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o    Propelled Time Warner Telecom to National Presence

     -    15 additional Western US markets (MSAs)

     -    979 additional local route miles of fiber

     -    3,231 additional regional route miles of fiber


o    Creates the largest local and regional fiber facilities-based carrier


o    Opportunity to expand existing customer relationships


o    Fully financed acquisition and expansion







TIME WARNER TELECOM                                                      Page 11

GST Integration - Milestones Achieved
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o    Key management in place


o    Executing on TWTC business plans across the Division


o    Regional network activation on track


o    Moved Division to common company email and scheduling platform


o    Implemented various training programs for all positions


o Implemented common company accounting and finance practices across the Division









TIME WARNER TELECOM                                                      Page 12

GST Cultural Integration
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o    Initiated our operating philosophy at the West Division

     -    Optimizing capital and expense spending

     -    Focus on customer service and solutions

     -    Execution and delivery on objectives

     -    Delivering shareholder value








TIME WARNER TELECOM                                                      Page 13

Time Warner Telecom New Product Innovation
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o Customers experiencing rapidly increasing demand for bandwidth and IP services

     -    New data applications, streaming media


o    Technological breakthroughs create new service opportunities

     -    e.g. Softswitching Technology, Gigabit Ethernet, DWDM


o Massive core network infrastructure enables Time Warner Telecom to create new services through incremental investment










TIME WARNER TELECOM                                                      Page 14

Delivering Converged Networks
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o    Leverage new technologies and economies


o    Fully integrate IP, voice and data


o    Layer on new applications services


o    Tremendous advantage for customers across multiple market segments










TIME WARNER TELECOM                                                      Page 15

                              TIME WARNER TELECOM

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                                   Financial

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                                  David Rayner

                         Senior Vice President and CFO










TIME WARNER TELECOM                                                      Page 16

Exceptional History of Execution
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o    16 consecutive quarters of revenue growth(1)


o    7 consecutive quarters of increasing positive EBITDA(1)


o    Industry-leading Gross Margins of 60%


o    Industry-leading EBITDA margins exceeding 20%



     Note: (1) As of December 31, 2000
               Excludes one-time favorable reciprocal compensation settlements





TIME WARNER TELECOM                                                      Page 17

Strong Track Record of Growth
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($MM)                                                             ($MM)
                 Quarterly Recurring Revenue                                       Quarterly Recurring EBITDA

                                                                  35
140                                                                                                                              $32
                                                            $134  30                                                         $28

120                                                     $121      25                                                     $24

                                                    $108          20                                                 $20
100
                                                 $96              15                                             $15
                                             $84
80                                                                10                                         $11

                                         $71                      5                                      $5
60
                                     $58                          0                                 ($1)
                                 $48                                                            ($3)
40                           $40                                  (5)                       ($5)
                         $33                                                        ($8)($7)
                     $27                                          (10)  ($9)    ($9)
20           $19 $22                                                 $10)   ($11)
    $12  $14                                                      (15)
 $10
0
 1Q  2Q  3Q  4Q  1Q  2Q  3Q  4Q  1Q  2Q  3Q  4Q  1Q  2Q  3Q  4Q       1Q  2Q  3Q  4Q  1Q  2Q  3Q  4Q  1Q  2Q  3Q  4Q  1Q  2Q  3Q  4Q
 97  97  97  97  98  98  98  98  99  99  99  99  00  00  00  00       97  97  97  97  98  98  98  98  99  99  99  99  00  00  00  00







Note:  (1)  Excludes one-time favorable reciprocal compensation settlements



TIME WARNER TELECOM                                                      Page 18

Market Performance
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o Historically, markets have turn EBITDA positive within 18 months after launching service


o Over 50% of our markets exceeded a 50% EBITDA margin (2) and were Free Cash Flow Positive for the year (3)


o    Total Revenues for TWTC grew 76% over 1999 (1)










     (1) For the year ended December 31, 2000 excluding favorable non-recurring reciprocal compensation settlements
     (2) EBITDA and EBITDA margins are before corporate overhead
     (3) Free Cash Flow is defined as EBITDA less capital expenditures




TIME WARNER TELECOM                                                      Page 19

Network Operating Data (1)
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                                                              TWTC
                    TWTC                GST                 Pro Forma
-----------------------------------------------------------------------

MSA                   29(2)               15                  44(2)

Gross Plant         $1.2 Bn             $631 MM            $1.83 Bn

Route Miles

   Metro           7,800               1,000               8,800

   Regional        2,000               3,200               5,200

Fiber Miles

   Metro         342,800              53,900             396,700

   Regional       24,200             173,800             198,000


Data Centers          26                  13                  37
-----------------------------------------------------------------------

Notes:  (1)  As of December 31, 2000 except MSA
        (2)  5 markets under construction - targeted
             completion by FYE 2001
















TIME WARNER TELECOM                                                      Page 20

Fully Funded Business Plan
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$ in millions

     Proforma Available Financing(1)

          Cash                                                  $  547

          Available Secured Credit                                 750
                                                                -------
               Total                                            $1,297
                                                                -------



     Proceeds From Equity and Debt Offering

          7.475 Million Class A Common Shares, net              $  533

          10.125% Senior Notes, Net                                389
                                                                ------
               Total                                            $  922
                                                                ------



          (1) Reflects December 31, 2000 balances proforma for the GST asset acquisition and proceeds from debt and equity offerings in January, 2001













TIME WARNER TELECOM                                                      Page 21

Fully Funded Business Plan
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$ in millions


     Proforma Debt(1)

          Private Financing

          9.75% Senior Unsecured Notes                          $  400

          10.125% Senior Notes                                     400

     Senior Secured Debt                                           250

     Bridge Loan(2)                                                 --

     Capital Leases                                                  6
                                                                ------
               Total Debt                                       $1,056
                                                                ------



     Proforma Equity(1)

          Stockholder's Equity(3)                               $1,005
                                                                ------




    (1) Reflects December 31, 2000 balances proforma for the GST asset acquisition and proceeds from debt and equity offerings in January, 2001
    (2) Originated and repaid $700MM Bridge Loan in January 2001
    (3) Includes $533MM net proceeds from Equity Offering















TIME WARNER TELECOM                                                      Page 22

Proforma Ownership (1)
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                                                                Equity %
                                                                --------

AOL Time Warner                                                 44.4%

Advance & Newhouse Groups                                       13.7

AT&T                                                            5.6

Public                                                          36.3
                                                                -----
               Total Proforma Ownership                         100.0%
                                                                -----



(1) Reflects December 31, 2000 ownership proforma for the equity offering in January 2001













TIME WARNER TELECOM                                                      Page 23

2001 Guidance
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o    5 new markets under construction - targeted completion in 2001


o $600MM of capital expenditures in 2001, including the West Division (GST related assets)


o    EBITDA margins will decline in 2001 due to the GST asset acquisition


o    Sequential quarterly and annual EBITDA growth for 2001


o    Very modest EBITDA  increase in Q1 2001


o Increased depreciation, amortization and interest expense as a result of capital expenditures and the GST asset acquisition










TIME WARNER TELECOM                                                      Page 24

                               Question and Answer
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                              TIME WARNER TELECOM













TIME WARNER TELECOM